AIRPLANES Group - Report to Certificateholders
                  All numbers in US$ unless otherwise stated

<CAPTION
                Payment Date: 15 September , 1997.
                Calculation Date: 9 September , 1997.
(i)   ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
      ----------------------------------------------------

                                          Prior Balance      Deposits       Withdrawals          Balance on
                                                                                              Calculation Date
      --------------------------------------------------------------------------------------------------------
                                            11-Aug-97                                             9-Sep-97
        Lessee Funded Account                       0.00            0.00            (0.00)               0.00
        Expense Account (note ii)           5,213,424.20   12,054,476.83   (11,824,386.70)       5,443,514.33
        Collection Account (note iii)     235,270,421.01   58,477,731.89   (55,456,994.01)     238,291,158.89
      --------------------------------------------------------------------------------------------------------
         -  Miscellaneous Reserve          40,000,000.00                                        40,000,000.00
         -  Maintenance Reserve            80,000,000.00                                        80,000,000.00
         -  Security Deposit               60,481,402.00                                        59,813,427.00
         -  Other Collections              54,789,019.01                                        58,477,731.89
      --------------------------------------------------------------------------------------------------------
        Total                             240,483,845.21   70,532,208.72   (67,281,380.71)     243,734,673.22
      ========================================================================================================

(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
      ------------------------------------
         Balance on preceding
         Calculation Date (Aug 11,1997)     5,213,424.20
         Transfer from Collection
         Account (previous Payment Date)   12,013,445.18
         Interest Earned during period         41,031.65
         Payments during period between
         prior Calculation Date and the
         relevant Calculation Date:
          - Payments on previous
            Payment Date                   (2,823,812.79)
          - Other payments                 (9,000,573.91)
                                         ---------------
         Balance on relevant Calculation
         Date (Sept 9, 1997)                5,443,514.33
                                         ===============

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
       Balance on preceding Calculation
       Date (Aug 11, 1997)                235,270,421.01
       Collections during period           58,477,731.89
       Transfer to Expense Account
       (previous Payment Date)            (12,013,445.18)
       Net transfer to Lessee Funded
       Accounts
       Aggregate Certificate Payments
       (previous Payment Date)            (42,979,401.96)
       Swap payments (previous Payment
       Date)                                 (464,146.87)
                                          --------------
       Balance on relevant Calculation
       Date (Sept 9, 1997)                238,291,158.89
                                          ==============




(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
      ------------------------------------------------

                ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                ----------------------------------------------
                Priority of Payments
          (i)   Required Expense Amount                    22,343,664.33
         (ii)   a) Class A Interest                        13,364,361.67
                b) Swap Payments                              485,040.26
        (iii)   First Collection Account Top-up           120,000,000.00
         (iv)   Minimum Hedge Payment                          49,000.00
          (v)   Class A Minimum Principal                           0.00
         (vi)   Class B Interest                            2,058,909.59
        (vii)   Class B Minimum Principal                   1,182,161.35
       (viii)   Class C Interest                            2,546,875.00
         (ix)   Class D Interest                            3,625,000.00
          (x)   Second Collection Account Top-up           59,813,427.00
         (xi)   Class A Principal Adjustment Amount         1,199,396.78
        (xii)   Class C Scheduled Principal                         0.00
       (xiii)   Class D Scheduled Principal                         0.00
        (xiv)   Modification Payments                               0.00
         (xv)   Soft Bullet Note Step-up Interest                   0.00
        (xvi)   Class E Minimum Interest                      492,684.17
       (xvii)   Supplemental Hedge Payment                     49,000.00
      (xviii)   Class B Supplemental Principal                      0.00
        (xix)   Class A Supplemental Principal             16,525,153.07
         (xx)   Class D Outstanding Principal                       0.00
        (xxi)   Class C Outstanding Principal                       0.00
       (xxii)   Class E Supplemental Interest                       0.00
      (xxiii)   Class B Outstanding Principal                       0.00
       (xxiv)   Class A Outstanding Principal                       0.00
        (xxv)   Class E Accrued Unpaid Interest                     0.00
       (xxvi)   Class E Outstanding Principal                       0.00
      (xxvii)   Charitable Trust                                    0.00
                                                         ---------------
      Total Payments with respect to Payment Date         243,734,673.22
                Less Collection Account Top-Ups
                ((iii) and (x)above)                     (179,813,427.00)
                                                           63,921,246.22
                                                         ===============

(iv)  PAYMENT ON THE CERTIFICATES
      ---------------------------
      (a) FLOATING RATE CERTIFICATES                                    A-1              A-2              A-3              A-4
          --------------------------
          Applicable LIBOR                                         5.65234%         5.65234%         5.65234%         5.65234%
          Applicable Margin                                        0.25000%         0.32000%         0.47000%         0.62000%
          Applicable Interest Rate                                 5.90234%         5.97234%         6.12234%         6.27234%
          Interest Amount Payable                              4,320,184.97     3,857,136.25     2,636,007.50     1,080,236.33
          Step Up Interest Amount                                      0.00             0.00             0.00             0.00

          Opening Principal Balance                          850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
          Minimum Principal Payment Amount                             0.00             0.00             0.00             0.00
          Adjusted Principal Payment Amount                            0.00             0.00             0.00             0.00
          Supplemental Principal Payment Amount                        0.00             0.00             0.00             0.00
          Total Principal Distribution Amount                          0.00             0.00             0.00             0.00
          Redemption Amount
           - amount allocable to principal                             0.00             0.00             0.00             0.00
           - premium allocable to premium                              0.00             0.00             0.00             0.00
                                                             -----------------------------------------------------------------
          Outstanding Principal Balance (Sept 15, 1997)      850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
                                                             =================================================================

                                                                        A-5          Class B
          Applicable LIBOR                                         5.65234%         5.65234%
          Applicable Margin                                        0.35000%         1.10000%
          Applicable Interest Rate                                 6.00234%         6.75234%
          Interest Amount Payable                              1,470,796.62     2,058,909.59
          Step Up Interest Amount                                      0.00             0.00

          Opening Principal Balance                          284,559,334.49   354,098,251.41
          Minimum Principal Payment Amount                             0.00     1,182,161.35
          Adjusted Principal Payment Amount                    1,199,396.78             0.00
          Supplemental Principal Payment Amount               16,525,153.07             0.00
          Total Principal Distribution Amount                 17,724,549.85     1,182,161.35
          Redemption Amount
           - amount allocable to principal                             0.00             0.00
           - premium allocable to premium                              0.00             0.00
                                                             -------------------------------
          Outstanding Principal Balance (Sept 15, 1997)      266,834,784.64   352,916,090.06
                                                             ===============================


      (b) FIXED RATE CERTIFICATES                                   Class C          Class D
          -----------------------
          Applicable Interest Rate                                  8.1500%         10.8750%
          Interest Amount Payable                              2,546,875.00     3,625,000.00

          Opening Principal Balance                          375,000,000.00   400,000,000.00
          Scheduled Principal Payment Amount                           0.00             0.00
          Redemption Amount
           - amount allocable to principal                             0.00             0.00
           - amount allocable to premium                               0.00             0.00
          Pool Factors and scheduled dollar amount for                 0.00             0.00
          each class
                                                             -------------------------------
          Outstanding Principal Balance (Sept 15, 1997)      375,000,000.00   400,000,000.00
                                                             ===============================
       Table of rescheduled Pool Factors                                                 n/a              n/a
         in the event of a partial redemption

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
      ------------------------------------------------------------------------------------------
                                         A-1               A-2              A-3              A-4              A-5         Class B

        Applicable LIBOR            5.65625%          5.65625%         5.65625%         5.65625%         5.65625%        5.65625%
        Applicable Margin           0.25000%          0.32000%         0.47000%         0.62000%         0.35000%        1.10000%
        Applicable Interest Rate    5.90625%          5.97625%         6.12625%         6.27625%         6.00625%        6.75625%
                                    ---------------------------------------------------------------------------------------------

(vi)  CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
      --------------------------------------------------------------------------------------------

  (a) FLOATING RATE CERTIFICATES
      --------------------------

                                         A-1               A-2              A-3              A-4              A-5         Class B
      Opening Principal Amount      8,500.00          7,500.00         5,000.00         2,000.00         2,845.59        3,540.98
      Total Principal Payments          0.00              0.00             0.00             0.00           177.25           11.82
                                    ---------------------------------------------------------------------------------------------
      Closing Outstanding
      Principal Balance             8,500.00          7,500.00         5,000.00         2,000.00         2,668.35        3,529.16

      Total Interest                  43.20              38.57            26.36            10.80            14.71           20.59
      Total Premium                    0.00               0.00             0.00             0.00             0.00            0.00
                                    ---------------------------------------------------------------------------------------------


  (b) FIXED RATE CERTIFICATES
      -----------------------
                                   Class C             Class D

      Opening Principal Amount    3,750.00            4,000.00
      Total Principal Payments        0.00                0.00
                                  ----------------------------
      Outstanding Principal
      Balance                     3,750.00            4,000.00

      Total Interest                 25.47               36.25
      Total Premium                   0.00                0.00
                                  ----------------------------
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